UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2024

ALTITUDE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39772	85-2533565
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Perimeter Center Terrace Suite 151

Atlanta, Georgia 30346

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1 (800) 950-2950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	ALTUU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001	ALTU	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	ALTUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) is being filed by Altitude Acquisition Corp. to amend its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on February 29, 2024 (the “Original 8-K”), solely to supplement Item 9.01 of the Original 8-K to add an additional exhibit. Except as provided herein, the disclosures made in the Original 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Business Combination Agreement, dated as of February 29, 2024, by and among Altitude Acquisition Corp., Altitude Merger Sub I., Inc., and Vesicor Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTITUDE ACQUISITION CORP.

	By:	/s/ Gary Teplis
	Name:	Gary Teplis
	Title:	Chief Executive Officer

Dated: March 1, 2024